UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

SL Investment Fund II LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01754	99-4692047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2025, SLIF II Financing SPV LLC (“Financing SPV”), a Delaware limited liability company and wholly owned subsidiary of SL Investment Fund II LLC (the “Company”), entered into Amendment No. 2 (“Amendment No. 2”) to that certain Loan and Servicing Agreement, dated as of October 10, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “UBS Facility”), by and among Financing SPV, as borrower, the Company, as equityholder and as servicer, UBS AG London Branch, as administrative agent, the lenders from time to time party thereto, and State Street Bank and Trust Company, as collateral agent and as collateral custodian.

Amendment No. 2 amended certain terms of the UBS Facility to provide for, among other things, (i) an increase to the facility amount from $300,000,000 to $600,000,000, (ii) an extension of the facility maturity date from October 10, 2029 to October 28, 2030, (iii) an extension of the reinvestment period end date from October 10, 2027 to October 28, 2028, and (iv) a reduction in the facility margin rate from 2.15% per annum to 1.90% per annum.

Borrowings under the UBS Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of Amendment No. 2 and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Amendment No. 2 to Loan and Servicing Agreement, dated as of October 28, 2025, among SLIF II Financing SPV LLC, as borrower, SL Investment Fund II LLC, as equityholder and as servicer, UBS AG London Branch, as administrative agent, each of the Lenders party thereto, and State Street Bank and Trust Company, as collateral agent and as collateral custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all committee exhibits and/or schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2025

SL INVESTMENT FUND II LLC

By:	/s/ David Pessah
David Pessah
Chief Financial Officer